USQ Core Real Estate Fund	Schedule of Investments
	December 31, 2022 (Unaudited)

Description	Shares	Fair Value
Real Estate Investments - 89.7%
Private Equity Real Estate Funds -89.7% (1)
AEW Core Property (U.S.), LP (2)	5,980	$7,426,123
ARA Core Realty Fund, LP (2)	29	4,430,079
ASB Allegiance Real Estate Fund, LP (2)	4,509	8,460,263
Bailard Real Estate Investment Trust, Inc. (2)	276,158	9,814,664
Barings Core Property Fund, LP (2)	54,273	8,205,391
BGO Daily Value Fund - Class F (2)(3)	422,712	6,159,711
BGO Diversified US Property Fund (2)	752	2,231,444
BlackRock US Core Property Fund, LP (2)(4)	-	7,644,608
CBRE US Core Partners, LP (2)	10,747,666	20,192,562
CIM UII Onshore, LP (2)	6,063	9,141,659
Clarion Lion Properties Fund, LP (2)	9,553	18,428,073
GWL USPF LP (2)(5)	-	9,482,264
Madison Core Property Fund LP (2)	7,394	20,508,530
MetLife Core Property Fund, LP (2)	1,178	2,131,506
Prime Property Fund, LLC (2)	215	4,812,707
PRISA, LP (2)	4,003	9,179,351
PRREF II LP (2)	1,218,767	2,254,159
RREEF America REIT II, Inc. (2)	22,812	3,587,250
Smart Markets Fund, LP (2)	4,785	9,598,786
Strategic Property Fund (2)	743,645	9,722,457
TA Realty Core Property Fund, LP (2)	7,547	11,388,770
U.S. Real Estate Investment Fund, LLC (2)	3,330	5,042,556
U.S. Real Property Income Fund, LP (6)	-	1,393,288
UBS Trumbull Property Fund, LP (2)	142	1,599,302
Total Real Estate Investments (Cost $164,244,758)		192,835,503

Short-Term Investments - 8.6%
Money Market Fund - 8.6%
Invesco Government & Agency - Institutional Shares, 4.22% (7)	18,513,172	18,513,172
Total Short-Term Investments (Cost $18,513,172)

Total Investments - 98.3% (Cost $182,757,930)		$211,348,675
Other Assets Less Liabilities - 1.7%		3,678,417
Net Assets - 100.0%		$215,027,092

Percentages are stated as a percent of net assets.
LP - Limited Partnership
REIT - Real Estate Investment Trust
LLC - Limited Liability Company

(1)	Securities considered illiquid and restricted. As of December 31, 2022, the value of these investments was $192,835,503 or 89.7% of the Fund's net assets.
(2)	In accordance with ASC 820-10, Private Investment Funds are valued using the practical expedient methodology.
(3)	Affiliated investment for which ownership exceeds 69% of the investment’s capital. Please refer to the Affiliated Investments Note.
(4)	Partnership is not designated in units. The Fund owns approximately 0.27% at December 31, 2022.
(5)	Partnership is not designated in units. The Fund owns approximately 0.87% at December 31, 2022.
(6)	Partnership is not designated in units. The Fund owns approximately 0.06% at December 31, 2022.
(7)	Rate reflects seven-day effective yield on December 31, 2022.

Notes to Schedule of Investments (Unaudited)

Fair Value Measurements
In applying the valuation procedures described in this Valuation Policy, the Adviser maximizes the use of “observable” versus “unobservable” inputs in markets which are active or markets where there has not been a significant decrease in the volume and frequency of transactions, as stressed by ASC Topic 820. Observable inputs are defined as inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are defined as inputs that reflect the Adviser’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. To clarify observable versus unobservable inputs and increase consistency and comparability in Fair Value measurements, ASC Topic 820 establishes a Fair Value hierarchy (the “Fair Value Hierarchy”) that prioritizes valuation inputs into three levels, which is utilized by the Adviser. The Fair Value Hierarchy is described below in further detail.

Level 1 - Level 1 inputs (“Level 1 Inputs”) are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Adviser has the ability to access at the valuation date. As defined in ASC Topic 820, an active market (“Active Market”) for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis. The portfolio has investments in actively traded securities and therefore are valued through the use of Level 1 Inputs in accordance with the Fair Value Hierarchy. In accordance with ASC Topic 820, when applicable Level 1 Inputs are available for a particular security, the Fair Value of the security is equal to the quoted price multiplied by the quantity held. Adjustments are not applied to the quoted price due to the size of a position relative to trading volume (i.e., blockage).

Level 2 - Level 2 inputs (“Level 2 Inputs”) are inputs other than quoted prices included within Level 1 Inputs that are observable for the asset or liability, either directly or indirectly. Level 2 Inputs can include: quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.); and observable market-based inputs.

Level 3 - Level 3 inputs (“Level 3 Inputs”) are unobservable inputs for the asset or liability. Unobservable inputs are used in the absence of observable inputs. Level 3 Inputs reflect the Adviser’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels that follow.

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Equity Real Estate Funds(a)	$-	$-	$1,393,288	$192,835,503
Short Term Investments	18,513,172	-	-	18,513,172
Total	$18,513,172	$-	$1,393,288	$211,348,675
(a)	In accordance with ASC 820-10, certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy.

Affiliated Investments
Issuers that are considered affiliates, as defined in Section 2(a)(3) of the 1940 Act, of the Fund at period-end are noted in the Fund’s Schedule of Investments. The table below reflects transactions during the period with entities that are affiliates as of December 31, 2022 and may include acquisitions of new investments, prior year holdings that become affiliated during the year, and prior year affiliated holdings that are no longer affiliated as of year-end.

Non-Controlled Affiliates	Beginning Fair Value April 1, 2022	Purchases or Contributions	Sales or Distributions	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Ending Fair Value December 31, 2022	Investment Income
BGO Daily Value Fund - Class F	$4,956,078	$-	$(706,215)	$1,909,848	$-	$6,159,711	$-
Total Non-Controlled Affiliates	$4,956,078	$-	$(706,215)	$1,909,848	$-	$6,159,711	$-

Restricted Securities
Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of December 31, 2022, the Fund invested in the following restricted securities:

Initial Acquisition Date	Cost	Fair Value	Real Estate Investment Funds	Redemption Frequency(1)	Redemption Notice (Days)	Commitments as of December 31, 2022
1/2/2018	$ 6,792,617	$ 7,426,123	AEW Core Property (U.S.), LP	Quarterly	45	$0
10/2/2017	3,539,209	4,430,079	ARA Core Realty Fund, LP	Quarterly	10	0
10/2/2017	7,375,360	8,460,263	ASB Allegiance Real Estate Fund, LP	Quarterly	30	0
4/1/2021	8,190,867	9,814,664	Bailard Real Estate Investment Trust, Inc.	Quarterly	30	0
10/2/2017	7,735,060	8,205,391	Barings Core Property Fund, LP	Quarterly	60	0
10/18/2019	5,458,792	6,159,711	BGO Daily Value Fund - Class F	Daily	N/A(2)	0
10/2/2017	1,525,775	2,231,444	BGO Diversified U.S. Property Fund	Quarterly	45	0
10/2/2017	6,188,629	7,644,608	BlackRock U.S. Core Property Fund, LP	Quarterly	60	0
10/2/2017	17,694,563	20,192,562	CBRE U.S. Core Partners, LP	Quarterly	60	0
7/1/2021	8,602,481	9,141,659	CIM UII Onshore, LP	Quarterly	90(3)	0
10/2/2017	15,366,526	18,428,073	Clarion Lion Properties Fund, LP	Quarterly	90	0
10/2/2017	8,247,625	9,482,264	GWL USPF, LP	Quarterly	90	0
7/1/2019	14,671,825	20,508,530	Madison Core Property Fund LP	Quarterly	90	0
10/1/2018	1,580,455	2,131,506	MetLife Core Property Fund, LP	Quarterly	60	0
6/30/2022	5,049,336	4,812,707	Prime Property Fund, LLC	Quarterly	90	0
10/2/2017	7,929,426	9,179,351	PRISA, LP	Quarterly	90	0
2/28/2022	2,250,300	2,254,159	PRREF II, LP	Daily	5(2)	0
10/2/2017	2,827,848	3,587,250	RREEF America REIT II, Inc.	Quarterly	45	0
10/2/2017	6,937,197	9,598,786	Smart Markets Fund, LP	Quarterly	45	0
4/1/2022	9,978,251	9,722,457	Strategic Property Fund	Quarterly	30	0
1/2/2020	9,800,153	11,388,770	TA Realty Core Property Fund, LP	Quarterly	45(4)	0
10/1/2019	3,959,402	5,042,556	U.S. Real Estate Investment Fund, LLC	Quarterly	90	0
7/2/2018	1,055,554	1,393,288	U.S. Real Property Income Fund, LP	Quarterly	90	0
10/2/2017	1,487,507	1,599,302	UBS Trumbull Property Fund, LP	Quarterly	60	0

1.
While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested. Each of the following Private Investment Funds can temporarily suspend redemptions or pay out a pro-rata portion of redemption requests if the general partner or its respective Board deems it in the best interest of its shareholders.

2.	Daily redemptions are accepted up to an aggregate 10% of the Net Asset Value during the quarter.
3.
 Redemptions are subject to a three-year holding period from date of the initial capital call. Partial redemptions are subject to the value of remaining units of at least $5 million. Redemption requirements may be waived as the sole discretion of the general partner.

4.	Redemption subject to a six-month holding period for the shares being redeemed.